UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________________________________________________________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 26, 2009

MANNATECH, INCORPORATED

(Exact Name of Registrant as Specified in its Charter)

Texas	000-24657	75-2508900
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 S. Royal Lane, Suite 200

Coppell, Texas 75019

(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code: (972) 471-7400

_________________________________________________

(Former name or former address, if change since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On February 26, 2009, Mannatech, Incorporated (“Mannatech”) announced that it reached a settlement with the Texas Attorney General’s office of an enforcement action filed by the Texas Attorney General in July 2007. The lawsuit related to regulatory compliance and sales practices that predominantly took place from 2002 to 2006. Under the proposed settlement, Mannatech will pay $6 million, of which $4 million is designated for restitution to consumers and $2 million is designated to cover fees and expenses of Texas regulators. The settlement does not include any fine or penalty. As part of the agreed final judgment, Mannatech and its agents are enjoined from any future violations of certain provisions of the Texas Food, Drug, and Cosmetics Act and the Texas Deceptive Trade Practices Act.

A copy of the press release announcing the settlement is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 8.01.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit
99.1*	Press release dated February 26, 2009 entitled “Mannatech Reaches Settlement with Texas Attorney General.”

*Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MANNATECH, INCORPORATED
Dated: March 2, 2009	By:	/s/ Stephen D. Fenstermacher
Stephen D. Fenstermacher Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit
99.1*	Press release dated February 26, 2009 entitled “Mannatech Reaches Settlement with Texas Attorney General.”

*Filed herewith.